Exhibit 99.2
2Q09 Credit Supplement July 22, 2009 Draft 13 7/20/2009 16:12

Forward-looking statements and additional information Forward-looking statements: This Credit Supplement contains forward-looking statements about our future financial performance. These forward-looking statements include statements using words such as "believe," "expect," "anticipate," "estimate," "should," "may," "can," "will" or similar expressions. Forward-looking statements in this Credit Supplement include, among others, statements about: expected or estimated future losses in our loan portfolios; the future economic environment; reduction or mitigation of risk in our loan portfolios; potential sales of loan portfolios; future effects of loan modification programs; life-of-loan loss estimates; and future recast risk in the Pick-a-Pay portfolio. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to Wells Fargo's reports filed with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, and our Annual Report on Form 10-K for the year ended December 31, 2008, including the discussion under "Risk Factors" in each of those reports. SOP 03-3 loan portfolio: Loans that were acquired from Wachovia that were considered credit impaired were written down at acquisition date in purchase accounting to an amount estimated to be collectible in accordance with SOP 03-3, and the related allowance for loan losses was not carried over to Wells Fargo's allowance. In addition, such credit impaired loans are not classified as nonaccrual or nonperforming, and are not included in loans that were contractually 90+ days past due and still accruing. Any losses on such loans are charged against the nonaccretable difference established in purchase accounting and are not reported as charge-offs (until such difference is fully utilized). As a result of the application of SOP 03-3, certain ratios of the combined company are not comparable to a portfolio that does not include credit-impaired loans accounted for under SOP 03-3. In certain cases, the SOP 03-3 impaired loans may affect portfolio credit ratios and trends. Management believes that the presentation of information adjusted to exclude the SOP 03-3 impaired loans provides useful disclosure regarding the credit quality of the non-impaired loan portfolio. Accordingly, certain of the loan balances and credit ratios in this Credit Supplement have been adjusted to exclude the SOP 03-3 impaired loans. References in this Credit Supplement to impaired loans mean the SOP 03-3 impaired loans. Please see page 38 of the press release for additional information regarding the SOP 03-3 impaired loans.

Credit quality highlights Allowance for credit losses of $23.5 billion Allowance for credit losses of 2.86% of total loans Provision expense of $5.1 billion covers: $4.4 billion of charge-offs $700 million reserve build; YTD reserve build = $2.0 billion (1) Reflects incremental reserves for post-close deterioration in SOP 03-3 impaired commercial and commercial real estate loans, driven by a small number of borrowers. 2Q09 SOP 03-3 Total Impaired Non-impaired ($ in millions) Wells Fargo Loans Loans Commercial loans 333 , 12 , , Consumer loans 458,036 40,869 417,167 Foreign 30,094 1,554 28,540 Total period-end loans 821,614 55,211 766,403 Total nonaccrual loans 15,798 15,798 Total foreclosed assets 2,544 192 2,352 Total NPAs $ 18,342 192 18,150 as % of loans 2.23% 0.35 2.37 Provision for credit losses $ 5,086 152 4,934 Provision for reserve build 700 49 651 Net charge-offs 4, , as % of avg loans 2.11 % Commercial 1.35 Consumer 2.77 Foreign 0.60 % Allowance for credit losses 23,530 49 (1) 23,481 as % of loans 2.86% 3.06 Commercial 2.09 2.16 Consumer 3.55 3. Foreign 1.04% 1.

Credit loss reserves 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 Column 1 0.0156 0.0188 0.0195 0.0251 0.0271 0.0286 0.0018 0.002 0.306 Allowance for credit losses as a percentage of total loans (1) 2Q08 and 3Q08 results exclude Wachovia, while 4Q08 includes Wachovia's allowance and period-end loan balances on 12/31/2008. Excludes loans acquired from Wachovia accounted for under SOP 03-3 of $58.8 billion in 4Q08, $58.2 billion in 1Q09 and $55.2 billion in 2Q09, and $49 million in allowance associated with SOP 03-3 loans in 2Q09. Allowance for credit losses of $23.5 billion 149% of nonaccrual loans 1.34x annualized net charge-offs Allowance considers: Expected consumer loan losses for approximately the next 12 months Inherent commercial and commercial real estate losses expected to emerge over approximately the next 24 months 2.91% (2) 2.69% (2) 3.06% (2)

Nonperforming assets Nonaccrual loans of $15.8 billion, up $5.3 billion Natural repopulation of NPA balances following purchase accounting write-downs NPAs on books longer due to performance period requirement with loan modifications Economics of liquidating assets remains challenging so prefer to hold onto assets Nonaccrual loans 1.92% of total loans Nonaccrual loans to non-impaired loans of 2.06% (1) Foreclosed assets up $462 million driven by an acceleration following end of foreclosure moratorium 90+ days past due up 21 bps (1) Based on non-impaired loan balances of $766.4 billion.

Loan portfolio risk reduction Certain loan portfolios are being run off and risk is being reduced Reductions include portfolios where origination activity has ceased or non-relationship balances are being reduced, as well as the effects of SOP 03-3 and net charge-offs Continue to look for additional opportunities to reduce risk Identified an additional $10 billion in non-strategic portfolios to exit Pursuing sales of non-core, non relationship-based loans, for example: Sold $604 million in Wachovia-acquired nonperforming Alt-A loans originated through 3rd parties Sold at a level higher than the marked value of these SOP 03-3 impaired loans, with no earnings impact Sold $200 million of nonconforming performing mortgage loans from the warehouse (1) Net of SOP 03-3 credit write-downs. (2) Wachovia 2Q08 loans are pre-acquisition and, accordingly, are not included in Wells Fargo reported results for that period and are before the effect of purchase accounting associated with the merger.

Real estate 1-4 family first mortgage portfolio First lien mortgage loans down 2% Core mortgage down 2% Run-off portfolio (1) down 4% Impaired portfolio down 3% Core first lien mortgage nonaccrual loans up $854 million $553 million increase from legacy Wells Fargo $302 million increase from Wachovia following year-end 2008 SOP 03-3 write-downs Core first lien mortgage net charge-offs of $650 million, up $309 million or 84 bps, on declining home values combined with higher unemployment and increased foreclosures Core first lien mortgage 90+ days past due down 21 bps (1) Non-impaired Pick-a-Pay mortgage loans of $51.6 billion. (2) Ratios on core first lien mortgage loan portfolio only.

Residential real estate loss mitigation programs Enhanced additional loan modification programs (i.e., HAMP), coupled with underwriting changes and increased trained staff by 54% over the first half of the year Result: More solutions for at-risk borrowers and a comprehensive approach to mitigating real estate losses Primary objective is to keep customers in their homes through sustainable, affordable modifications, but customers must have the desire and capacity to repay Efforts have evolved to include: Re-underwriting of the loan including full income consideration of the borrower Achieving a payment reduction where possible Surplus monthly cash flow > $500 / household More than 210,000 loan solutions during the quarter, up 23% from 1Q09, includes: More than 146,000 loan modifications and trial modifications (1) covered by HAMP, existing modification programs and other proprietary programs, up 27% from 1Q09 Includes over 22,200 Pick-a-Pay loan modifications (additional information on page 9) Over 65,000 other short-term workout options, up 15% from 1Q09 In June 2009, 83% of modifications resulted in a payment reduction Deliberate focus on pursuing short sale opportunities versus foreclosures to reduce severities in the Pick-a-Pay and Home Equity portfolios (1) Trial modification defined as a modification that will become permanent after a borrower meets the new terms of the loan for an agreed-upon period.

Pick-a-Pay mortgage portfolio Pick-a-Pay non-impaired portfolio Portfolio performance in line with management's expectations Nonaccrual loans up $947 million Largely attributed to new inflows from post-purchase accounting write-downs Net charge-offs up $122 million, or 94 bps, to $167 million reflecting efforts to help troubled borrowers Includes $54 million related to loan modifications Dedicated focus on short sales efforts vs. foreclosure 92% of portfolio is current Current average LTV of 87%; current average FICO of 697 Pick-a-Pay impaired portfolio Balances down 2% 62% of portfolio is current Current average LTV of 88% vs. 91% in 1Q09; current average FICO of 583 Quarterly reassessment of life-of-loan loss estimates Total Pick-a-Pay portfolio Total portfolio deferred interest of $4.2 billion down $210 million from 1Q09; first decline since Dec. 2003 Minimal recast risk over the next 3 years due to product structure and features Less than $16 million expected to hit contractual recast due to term or balance cap in 2009 and less than $54 million in 2010 1Q09 charge-offs include $12 million in losses on home equity balances as originally reported; Loan balances for equity lines of credit and closed-end second liens associated with the Pick-a-Pay portfolio are included in the home equity balances on page 11. The current LTV ratio is calculated as the outstanding loan balance plus the outstanding balance of any equity lines of credit that share common collateral divided by the collateral value. Collateral values are determined using automated valuation models (AVM) and are updated quarterly. AVMs are computer-based tools used to estimate market values of homes based on processing large volumes of market data including market comparables and price trends for local markets.

Pick-a-Pay loan modifications Completed 22,200 loan modifications in 2Q09, up from 11,000 in 1Q09 2Q09 modifications principally driven by proactive outbound customer outreach Targeting loans 60 days past due through foreclosure 93% of modifications were loans in impaired portfolio 14% of impaired portfolio has been modified YTD through June 30, 2009; 10% in 2Q09 Nearly 60,000 modification offers proactively sent to customers in the first half of 2009 60% participation rate and 59% pull-through rate exceeding expectations Modifications could include some or all of the following: Interest rate reductions Elimination of negative amortization feature Term extensions Principal forgiveness

Wells Fargo Financial debt consolidation mortgage portfolio Debt consolidation loans are real estate-secured loans originated through Wells Fargo Financial's U.S. retail stores designed to help homeowners repay other sources of debt Net charge-off ratio of 3.02%, well below industry averages for non-prime mortgage portfolios (1) Retail originated Full documentation and income verification No interest-only, option ARMs or negative amortizing loans (1) Non-prime industry comparisons.

Home equity portfolio (1) Core Portfolio Outstandings down modestly on higher prepayments and higher losses High quality new originations with weighted average CLTV of 59%, 776 FICO and 31% total debt service ratio 2Q09 losses up $342 million on higher frequency rates while severity increases have slowed Higher delinquencies reflected continued deterioration in home prices and higher unemployment Liquidating Portfolio Outstandings down 5% reflecting portfolio run-off; portfolio down 21% since year- end 2007 Loss rates up 202 bps on declining home values in geographies with higher loan concentrations and high unemployment (1) Excludes SOP 03-3 impaired loans. (2) Includes equity lines of credit and closed end second liens associated with the Pick-a-Pay portfolio totaling $2.0 billion and $2.1 billion at June 30, 2009 and March 31, 2009, respectively. Related credit losses for 1Q09 of $12 million are reported separately with the Pick-a-Pay portfolio. (3) CLTV of greater than 90% at quarter-end based predominantly on estimated home values from automated valuation models updated through June 2009.

Auto portfolio Core Portfolio (1) Total outstandings up 3% QoQ reflecting market share gains at higher pricing and higher credit quality Decline in net charge-offs reflects lower severity, relatively stable default frequency trends and seasonality benefits Manheim used car index up 8% QTD and 6% from 2Q08 Seasonally adjusted delinquency trends in the core indirect portfolio are better than the industry (2) Proactive risk mitigation efforts include: Lower LTV and Payment-to-Income underwriting requirements Local market risk strategies resulting in improved geography, mix and pricing Liquidating Portfolio (3) Wells Fargo Financial indirect auto outstandings down 10%, or $1.7 billion, QoQ driven by paydowns Dealer Services' Commercial Lending (4) Portfolio performance remains strong due to a focus on multi-franchise dealerships within relevant markets Legacy Wells Fargo Direct and Wachovia Indirect loan portfolios. Source: ABA Indirect portfolio benchmarks. Legacy Wells Fargo Indirect portfolio. Loans and credit performance not reflected in the above table but are included in the Commercial portfolio on page 14.

Credit card portfolio $23.1 billion credit card outstandings represent less than 3% of total loans Outstandings up 1% on lower payments Net charge-offs of 11.60% up 147 bps reflecting economic environment including higher bankruptcy filings 30+ days past due improvement of 47 bps reflects improvement in Wells Fargo Financial's card portfolio Proactive risk mitigation efforts include: Tightened underwriting criteria Line management changes (i.e. fewer balance transfers and approved balance increases)

Commercial loan portfolio Non-impaired loan portfolios (1) C&I Loans down 5% largely reflecting improvement in public debt markets and continued de-leveraging NPLs up $1.2 billion and net charge-offs up $178 million, or 39 bps, led by industries tied to housing and discretionary consumer spending Commercial Real Estate NPLs up $1.8 billion and net charge-offs up $176 million, or 55 bps, reflecting stress in residential homebuilders, higher commercial vacancy rates and lower values Strong underwriting and purchase accounting write-downs serve to keep losses relatively low Business Direct (2) More moderate loss trends reflects risk reduction efforts Net charge-offs down and nonaccruals relatively stable (1) Excludes SOP 03-3 impaired loans of $12.8 billion in 2Q09 and $14.2 billion in 1Q09. (2) Business Direct loans originated by legacy Wells Fargo, not reflected in the C&I and CRE portfolios in the table. Business Direct primarily offers unsecured lines of credit and credit cards under $100,000 to businesses with sales generally less than $2 million and also includes $1.5 billion in commercial real estate with loans averaging less than $200,000. ($ in millions) 2Q09 1Q09 Non-impaired portfolios (1) C&I outstan dings $ 193 , Nonaccrual loans 2,901 1,662 as % of loans 1.57% 0.86 Net charge-offs $ 426 248 as % of avg loans 0.90% 0.51 CRE outstandings 125 126 , Nonaccrual loans 4,470 2,625 as % of loans 3.57% 2.08 Net charge-offs $ 296 120 as % of avg loans 0.94% 0.39 Business Direct (2) $ 10,910 11,097 Nonaccrual loans 222 218 as % of loans 2.03% 1.96 Net charge-offs $ 318 329 as % of avg loans 11.54% 11.76 Total non-impaired Commercial loans 320, 331 , Nonaccrual loans 7,593 4,505 as % of loans 2.37% 1.36 Net charge-offs $ 1,040 697 as % of avg loans 1.28% 0.86 Impaired loans C&I outstandings $ 2,667 3,088 CRE outstandings 10,121 11,104 Total impaired loans 12,788 14,192 Total commercial loans $ 333,484 345,349

Commercial real estate loan portfolio $137 billion commercial real estate loan outstandings (1) Prudent relationship-based lending to a variety of customers through 2 key origination channels: Wholesale Commercial Real Estate outstandings of $77.8 billion Legacy Wells Fargo portfolio Seasoned and experienced senior management team with strong tenured underwriting experience New originations are strong property types with low leverage, and improved spreads on new commitments and renewals Wachovia Commercial Real Estate Division loans SOP 03-3 portfolio composed of non-core, non-strategic and special assets Dedicated team focused on managing risks and losses utilizing a variety of asset restructuring, disposition and workout strategies Community Banking Business Banking outstandings of $51.3 billion 51% owner-occupied Geographically diverse portfolio through originations in 38-state community bank footprint Includes SOP 03-3 impaired loans of $10.1 billion.

Commercial real estate loan portfolio (1) Office Industrial RE- Other Retail Apartments Land-Unimproved Shopping 1-Family Land 1-4 family structure Hotel/Motel Other 28.6 15.2 18 12.6 11.9 10 8.5 4.1 4.4 6.2 5.5 CA FL TX NC GA VA AR NJ NY PA Other 26.9 13.6 9.7 7.3 5.7 5.2 4.6 4 4.2 3.2 40.5 Florida California Texas North Carolina Other remaining states Georgia Virginia Pennsylvania New York New Jersey Arizona Office Industrial Real estate - other Retail Apartments Land- unimproved Shopping center Other Hotel/Motel 1-4 family structure 1-4 family land 21% 11% 8% 6% 5% 4% 4% 32% 3% 3% 3% 23% 12% 14% 10% 9% 8% 7% 3% 3% 5% 6% $127 billion commercial real estate portfolio excluding impaired loans By Type By Geography (1) Excludes SOP 03-3 impaired loans of $10.3 billion. As of 5/31/2009.